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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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DATE OF REPORT:   DECEMBER 3, 2004

DATE OF EARLIEST EVENT REPORTED:    DECEMBER 2, 2004

                   MARTHA STEWART LIVING OMNIMEDIA, INC.
           (Exact name of registrant as specified in its charter)



       DELAWARE                    001-15395                   52-2187059
   (State or other          (Commission File Number)        (I.R.S. Employer
   jurisdiction of                                       Identification Number)
   incorporation or
    organization)

                            11 WEST 42ND STREET
                             NEW YORK, NY 10036
                  (Address of principal executive offices)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:           (212) 827-8000



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Item 5.02    DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On December 2, 2004, Sharon L. Patrick resigned as a member of the Board of Directors of Martha Stewart Living Omnimedia, Inc. (the "Company"), in connection with her previously announced retirement from the positions of President and Chief Executive Officer of the Company.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.



          Dated: December 3, 2004


                              MARTHA STEWART LIVING OMNIMEDIA, INC.


                              By: /s/ James Follo
                                  -------------------------------------------
                                  James Follo
                                  Executive Vice President, Chief Financial and Administrative Officer